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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ----------------------------------



                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):  September 25, 1997




                       MERCANTILE BANCORPORATION INC.
           (Exact name of registrant as specified in its charter)


      MISSOURI                    1-11792                     43-0951744
  (State or other            (Commission File              (I.R.S. Employer
  jurisdiction of                 Number)                   Identification
   organization)                                                Number)



                  P.O. BOX 524
              ST. LOUIS, MISSOURI                             63166-0524
   (Address of principal executive offices)                   (Zip Code)



     Registrant's telephone number, including area code:  (314) 425-2525


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

 ITEM 5.  OTHER EVENTS

          Effective July 1, 1997, Mercantile Bancorporation Inc. ("MBI" or the "Corporation") acquired Roosevelt Financial Group, Inc. ("Roosevelt") in a transaction accounted for as a purchase.

          The following unaudited pro forma combined consolidated balance sheet gives effect to the acquisition of Roosevelt as if the acquisition was consummated on June 30, 1997. The following pro forma combined consolidated income statements for the six months ended June 30, 1997 and for the year ended December 31, 1996 set forth the results of operations of the Corporation combined with the results of operations of Roosevelt as if the acquisition of Roosevelt had occurred as of the first day of each period presented.

          The Unaudited Pro Forma Combined Consolidated Financial Statements should be read in conjunction with the accompanying Notes to the Pro Forma Combined Consolidated Financial Statements and with the historical financial statements of the Corporation and Roosevelt, which were filed in the Corporation's Current Reports on Form 8-K dated May 13, 1997 and July 1, 1997, respectively. These Unaudited Pro Forma Combined Consolidated Financial Statements may not be indicative of the results of operations that actually would have occurred if the acquisition of Roosevelt had been consummated on the dates assumed above or of the results of operations that may be achieved in the future.



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
                                                   MERCANTILE BANCORPORATION INC.
                                           PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
                                                           JUNE 30, 1997
                                                            (THOUSANDS)
                                                            (UNAUDITED)

                                                                                                              Pro Forma
                                                                                           Roosevelt           Combined
                                                          MBI<F1>       Roosevelt        Adjustments<F2>     Consolidated
                                                       -----------      ----------       ---------------     ------------
ASSETS
   Cash and due from banks                             $ 1,053,338      $  100,169       $ 374,477)<F3>      $   733,008
                                                                                            12,478 <F4>
                                                                                            (2,700)<F3>
                                                                                           (55,800)<F6><F10>
   Due from banks-interest bearing                         180,445          12,460                               192,905

   Federal funds sold and repurchase
     agreements                                            420,988              --                               420,988
   Investments in debt and equity securities
     Trading                                                73,429              --                                73,429
     Available-for-sale                                  4,336,067       2,670,293         (14,500)<F6><F10>   6,991,860
     Held to maturity                                      303,214              --                               303,214
                                                       -----------      ----------       ---------           -----------
       Total                                             4,712,710       2,670,293         (14,500)            7,368,503
   Loans and leases                                     15,421,311       4,240,478                            19,661,789
   Reserve for possible loan losses                       (234,684)        (20,139)        (13,800)<F6><F10>    (268,623)
                                                       -----------      ----------       ---------           -----------
   Net loans and leases                                 15,186,627       4,220,339         (13,800)           19,393,166
   Goodwill                                                166,786           6,175         607,253 <F3>          774,039
                                                                                            (6,175)<F4>
   Other assets                                            858,715         242,549         411,027 <F3>        1,068,172
                                                                                           (33,092)<F4>
                                                                                          (411,027)<F5>
                                                       -----------      ----------       ---------           -----------
       Total Assets                                    $22,579,609      $7,251,985       $ 119,187           $29,950,781
                                                       ===========      ==========       =========           ===========
LIABILITIES
   Deposits
     Non-interest bearing                              $ 3,105,751      $  217,066       $                   $ 3,322,817
     Interest bearing                                   13,577,786       5,100,448                            18,678,234
     Foreign                                               270,908              --                               270,908
                                                       -----------      ----------       ---------           -----------
       Total Deposits                                   16,954,445       5,317,514              --            22,271,959
   Short-term borrowings                                 2,449,526       1,210,851                             3,660,377
   Bank notes                                              175,000              --                               175,000
   Long-term debt                                          796,049         121,000                               917,049
   Company-obligated mandatorily
     redeemable preferred securities
     of Mercantile Capital Trust I                         150,000                                               150,000
   Other liabilities                                       294,337         160,739           4,065 <F4>          432,741
                                                                                           (26,400)<F6><F10>
                                                       -----------      ----------       ---------           -----------
       Total Liabilities                                20,819,357       6,810,104         (22,335)           27,607,126

SHAREHOLDERS' EQUITY
   Common stock                                              1,179             469             123 <F3>            1,302
                                                                                              (469)<F5>
   Capital surplus                                         582,567         265,240         374,343 <F3>          956,910
                                                                                           138,459 <F4>
                                                                                          (403,699)<F5>
   Retained earnings                                     1,436,641         176,172           6,859 <F3>        1,385,800
                                                                                          (169,313)<F4>
                                                                                            (6,859)<F5>
                                                                                           (57,700)<F6><F10>
   Treasury stock                                         (260,135)             --         259,778 <F3>             (357)
                                                       -----------      ----------       ---------           -----------
       Total Shareholders' Equity                        1,760,252         441,881         141,522             2,343,655
                                                       -----------      ----------       ---------           -----------
       Total Liabilities and
       Shareholders' Equity                            $22,579,609      $7,251,985       $ 119,187           $29,950,781
                                                       ===========      ==========       =========           ===========

See Notes to Pro Forma Combined Consolidated Financial Statements.


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
                                                   MERCANTILE BANCORPORATION INC.
                                          PRO FORMA COMBINED CONSOLIDATED INCOME STATEMENT
                                               FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                                 (THOUSANDS EXCEPT PER SHARE DATA)
                                                            (UNAUDITED)

                                                                                                                 Pro Forma
                                                                                             Roosevelt           Combined
                                                         MBI<F1>          Roosevelt        Adjustments<F2>     Consolidated
                                                      ------------        ---------        ---------------     ------------
Interest Income                                       $    809,625        $272,169         $                   $  1,081,794
Interest Expense                                           382,101         178,306              858 <F8>            577,477
                                                                                             16,212 <F9>
                                                      ------------        --------         --------            ------------

    Net Interest Income                                    427,524          93,863          (17,070)                504,317
Provision for Possible Loan Losses                          46,138           3,474               --                  49,612
                                                      ------------        --------         --------            ------------
    Net Interest Income after Provision
      for Possible Loan Losses                             381,386          90,389          (17,070)                454,705
Other Income
   Trust                                                    46,823              --                                   46,823
   Service charges                                          45,389          13,018                                   58,407
   Credit card fees                                         10,772              --                                   10,772
   Net loss from financial instruments                          --         (35,630)                                 (35,630)
   Securities gains                                          2,867              --                                    2,867
   Other                                                    70,176          10,038                                   80,214
                                                      ------------        --------         --------            ------------
      Total Other Income                                   176,027         (12,574)              --                 163,453
Other Expense
   Salaries and employee benefits                          195,974          23,717                                  219,691
   Net occupancy and equipment                              53,967           9,291                                   63,258
   Other                                                   136,129          36,555           20,242 <F7>            192,926
                                                      ------------        --------         --------            ------------

      Total Other Expense                                  386,070          69,563           20,242                 475,875
                                                      ------------        --------         --------            ------------
      Income Before Income Taxes                           171,343           8,252          (37,312)                142,283
Income Taxes                                                64,169           7,630           (6,145)<F2>             65,654
                                                      ------------        --------         --------            ------------
   Net Income                                         $    107,174        $    622         $(31,167)           $     76,629
                                                      ============        ========         ========            ============
Per Share Data
   Average Common Shares Outstanding                   113,450,600 <F11>                                        128,699,484 <F11>

   Net Income                                                $0.94                                                    $0.60

See Notes to Pro Forma Combined Consolidated Financial Statements.


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
                                                   MERCANTILE BANCORPORATION INC.
                                          PRO FORMA COMBINED CONSOLIDATED INCOME STATEMENT
                                                FOR THE YEAR ENDED DECEMBER 31, 1996
                                                 (THOUSANDS EXCEPT PER SHARE DATA)
                                                            (UNAUDITED)


                                                                                                                 Pro Forma
                                                                                             Roosevelt           Combined
                                                         MBI<F1>          Roosevelt        Adjustments<F2>     Consolidated
                                                      ------------        ---------        ---------------     ------------
Interest Income                                       $  1,552,863        $640,311         $                   $  2,193,174

Interest Expense                                           724,910         462,724           10,290 <F8>          1,233,299
                                                                                             35,375 <F9>
                                                      ------------        --------         --------            ------------
   Net Interest Income                                     827,953         177,587          (45,665)                959,875
Provision for Possible Loan Losses                          73,015           1,262                                   74,277
                                                      ------------        --------         --------            ------------
   Net Interest Income after Provision
     for Possible Loan Losses                              754,938         176,325          (45,665)                885,598
Other Income
   Trust                                                    86,616              --                                   86,616
   Service charges                                          88,916          17,157                                  106,073
   Credit card fees                                         27,962              --                                   27,962
   Net loss from financial instruments                          --         (76,634)                                 (76,634)
   Securities losses                                           (83)             --                                      (83)
   Other                                                   134,069          23,510                                  157,579
                                                      ------------        --------         --------            ------------
       Total Other Income                                  337,480         (35,967)              --                 301,513
Other Expense
   Salaries and employee benefits                          365,729          42,304                                  408,033
   Net occupancy and equipment                             103,715          18,081                                  121,796
   Other                                                   249,224          63,024           40,484 <F7>            352,732
                                                      ------------        --------         --------            ------------
       Total Other Expense                                 718,668         123,409           40,484                 882,561
                                                      ------------        --------         --------            ------------
       Income Before Income Taxes                          373,750          16,949          (86,149)                304,550
Income Taxes                                               128,535           5,835          (16,439)<F2>            117,931
                                                      ------------        --------         --------            ------------
       Income Before Extraordinary Items              $    245,215        $ 11,114         $(69,710)           $    186,619
                                                      ============        ========         ========            ============
Per Share Data
   Average Common Shares
     Outstanding                                       115,938,311 <F11>                                        134,887,195 <F11>

   Income Before
     Extraordinary Items                                     $2.11                                                    $1.38

See Notes to Pro Forma Combined Consolidated Financial Statements.


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                           MERCANTILE BANCORPORATION INC.
         NOTES TO PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS
                                 (UNAUDITED)

[FN]
<F1>  Represents the Corporation's restated historical consolidated financial statements reflecting the acquisition of Hawkeye Bancorporation, effective January 2, 1996, and Mark Twain Bancshares, Inc. ("Mark Twain"), effective April 25, 1997. Such acquisitions were accounted for as poolings-of-interests. The acquisition of First Sterling Bancorp, Inc. ("Sterling") by the Corporation and the acquisition of Northland Bancshares, Inc. by Mark Twain were also accounted for as poolings-of-interests; however, due to the immateriality of the financial condition and results of operations of Sterling and Northland Bancshares, Inc. to that of the Corporation and Mark Twain, the historical financial statements were not restated. Therefore, Sterling and Northland Bancshares, Inc. are included in these pro forma financial statements only from their respective acquisition dates forward. Each of Security Bank of Conway, F.S.B., Metro
      Savings Bank, F.S.B., Peoples State Bank, First Financial Corporation of America, TODAY'S Bancorp, Inc., Regional Bancshares, Inc. and
      First City Bancshares, Incorporated, each of which was accounted for as a purchase, is included in these pro forma financial statements only from its respective acquisition date forward. The full impact of these acquisitions is immaterial to the Unaudited Pro Forma
      Combined Consolidated Financial Statements.

      All per share data reflects the 3-for-2 stock split declared by the Corporation on July 16, 1997, which is payable on October 1, 1997.

<F2>  The acquisition of Roosevelt will be accounted for as a purchase transaction. Included herein is the amortization of goodwill over a 15-year period (see footnote 7 below) and interest expense related to the issuance of subordinated debt securities and notes as described in footnotes 8 and 9 below. The impact of interest income lost on the cash consideration and stock buybacks is immaterial to the Pro Forma Combined Consolidated Financial Statements through June 30, 1997. Goodwill is considered nondeductible. The income tax benefit associated with taxable income statement adjustments is computed at an effective tax rate of 36%.

<F3>  Purchase entry of Roosevelt, which was calculated as follows:

      Total share consideration, including 6,668,451 treasury
      shares purchased at an average cost of $38.956 per share                  18,948,884<F*>

      Closing price of MBI Common Stock on December 20, 1996,
      the business date preceding the public announcement of the
      merger with Roosevelt                                                   $     33.833
                                                                              ------------
                                                                                                    $  641,103,000
      Cash consideration                                                                               374,477,000
                                                                                                    --------------
         Total consideration of acquisition                                                          1,015,580,000(A)

      Shareholders' equity of Roosevelt at
      June 30, 1997                                                            441,881,000

      July 1, 1997 impact of transaction-related adjustments,
      including the sale of Missouri State Bank (see footnote 4 below)         (30,854,000)
                                                                              ------------
         Adjusted Roosevelt equity                                                                     411,027,000(B)

      Investment banking fees paid by MBI after June 30, 1997                                            2,700,000(C)
                                                                                                    --------------
         Goodwill (A) minus (B) (see footnote 7 below) plus (C)                                     $  607,253,000
                                                                                                    ==============

---------------
<F*> Of the 10,500,000 shares authorized to be repurchased in conjunction with the Roosevelt acquisition, only 6,668,451 shares were repurchased. The
     Corporation currently does not plan to repurchase additional shares relative to the Roosevelt acquisition prior to the expiration on September
     30, 1997 of the authorization by the Board of Directors of the Corporation of the repurchase.



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

      Roosevelt completed three acquisitions in the fourth quarter of 1996. Roosevelt acquired Community Charter Corporation, a commercial bank holding company, Mutual Bancompany, Inc., parent company of Mutual Savings Bank, and Sentinel Financial Corporation, a thrift holding company. The impact of these acquisitions is immaterial to the Unaudited Pro Forma Combined Consolidated Financial Statements.

<F4>  Impact of transaction-related adjustment entries, including the sale of Missouri State Bank. Individual line items on the pro forma combined consolidated balance sheet are not adjusted for the sale of Missouri State Bank. The net impact is reflected in other assets and shareholders' equity; the impact on individual balance sheet line items is not material. These entries reduced Roosevelt's shareholders' equity by $30,854,000 from the June 30, 1997 level; such reduction increased MBI's goodwill related to the Roosevelt purchase acquisition.

<F5>  Elimination of the Corporation's investment in Roosevelt.  This entry reflects the impact of purchase accounting adjustments and the sale of Missouri State Bank (see footnote 4 above).

<F6>  Balance sheet impact of conforming adjustments related to the merger with Roosevelt (see footnote 10 below). These adjustments, excluding the reserve for possible loan losses and investment securities entries, will be initially recorded as a credit to accrued liabilities. Because they will be paid out in cash within an estimated 18-month period following the merger with Roosevelt, the Unaudited Pro Forma Combined Consolidated Financial Statements reflect the cash outlay. An income tax benefit at an effective tax rate of 31% is included in this adjustment.

<F7>  The pro forma excess of cost over fair value of net assets acquired was
      $607,253,000 for Roosevelt as of June 30, 1997. The annual amount of goodwill amortization, given a 15-year amortization period, is $40,484,000.

<F8>  On January 29, 1997, the Corporation issued $150,000,000 of subordinated debt securities, which were issued at a floating rate equal to the three-month LIBOR plus 85 basis points. The rate assumed in calculating the expense for the Unaudited Pro Forma Combined Consolidated Financial Statements is 6.86%.

<F9>  On June 11, 1997, the Corporation issued $200,000,000 of subordinated notes due 2007 at 7.3%, $150,000,000 of senior notes due 2001 at 6.8%
      and $150,000,000 of senior notes due 2004 at 7.05%.


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<F10> Upon consummation of the acquisition of Roosevelt, the Corporation recorded certain transaction-related entries to conform accounting and credit policies to those of the Corporation. The pre-tax adjustments are approximated as follows:


                                                                                         $(000's)
                                                                                         --------
            -- Adjustment of lives over which investment
               securities are amortized to conform with MBI's
               policies                                                                  $14,500

            -- Adjustment to reserve for possible loan losses
               to conform to MBI's reserving policies
                                                                                          13,800
            -- Write-downs to fair value of branches and
               equipment to be disposed of                                                13,500

            -- Transition and duplicative costs related to
               system standardization and signage                                         12,000

            -- Accruals for severance and change of
               control payments                                                            8,600

            -- Contract cancellation penalties                                             8,500

            -- Loss incurred on the sale of interest rate floors                           8,500

            -- Environmental exposure and other                                            4,700
                                                                                         -------
                  Total                                                                  $84,100
                                                                                         =======

<F11> The computation of year-to-date average shares as restated for the pooling-of-interests with Mark Twain and the 3-for-2 stock split payable on October 1, 1997 is as follows:

                                                             FOR THE YEAR ENDED   FOR THE SIX MONTHS ENDED
                                                             DECEMBER 31, 1996         JUNE 30, 1997
                                                             ------------------   ------------------------
         Shares of MBI Common Stock issued
            and outstanding                                     115,938,311             113,450,600

         Shares of MBI Common Stock to be issued
            in the Roosevelt acquisition                         18,948,884              18,948,884

         Less effect of treasury share purchases from
            January 1, 1997 through June 30, 1997                        --              (3,700,000)
                                                                -----------             -----------
         Pro Forma Combined                                     134,887,195             128,699,484
                                                                ===========             ===========


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 24, 1997

                              MERCANTILE BANCORPORATION INC.



                              By: /s/ John Q. Arnold
                                 ----------------------------------------------
                                 John Q. Arnold
                                 Senior Executive Vice President and
                                 Chief Financial Officer


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